UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

U.S. WELL SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDESDAY, MAY 27, 2020

The following Notice of Change of Location (the “Notice”) relates to the notice of annual meeting and proxy statement of U.S. Well Services, Inc. (the “Company”) dated April 13, 2020 (the “Proxy Statement”) furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, May 27, 2020 (the “Annual Meeting”). The Notice, along with a copy of a press release issued by the Company about the change of location, is being filed with the Securities and Exchange Commission and made available to stockholders of the Company on or about May 6, 2020.

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 27, 2020

Dear Stockholder of U.S. Well Services, Inc.:

Due to increasing public health concerns posed by the COVID-19 pandemic and out of concern for the health and well-being of U.S. Well Services, Inc.’s stockholders and employees, the location of U.S. Well Services, Inc.’s annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, May 27, 2020 at 10:00 a.m. Central Time, has been changed. The Annual Meeting will be held solely by means of remote communication in an audio-only virtual meeting format. Stockholders will not be able to attend the Annual Meeting in person this year. The date and time of the Annual Meeting have not changed. The only items of business are the same as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement previously mailed or made available to you. The proxy materials contain important information regarding the matters to be acted upon at the Annual Meeting, and we encourage you to read them. No presentations are planned.

How to Participate in the Virtual Annual Meeting

          Virtual Meeting Date:            Wednesday, May 27, 2020
          Virtual Meeting Time:           10:00 a.m. Central Time
          Virtual Meeting Location:     www.virtualshareholdermeeting.com/USWS2020

You are entitled to access and participate in the virtual Annual Meeting, including asking questions, examining the list of registered stockholders and voting shares, if you were a stockholder of record as of the close of business on April 3, 2020 (the record date for the Annual Meeting) or hold a legal proxy for the Annual Meeting provided by a bank, broker or other nominee. The virtual Annual Meeting will be held at www.virtualshareholdermeeting.com/USWS2020.

To attend the virtual Annual Meeting, you must use the link provided above and enter the 16-digit control number found on your proxy card, voting instruction form or notice that you previously received with the proxy materials. You may vote and ask questions during the Annual Meeting by following the instructions available on the meeting website during the meeting. If you do not have your 16-digit control number, you will be admitted to the virtual Annual Meeting as a guest, but you will not have the ability to vote your shares or otherwise participate at the virtual Annual Meeting.

Additional Information

All stockholders – whether attending the virtual Annual Meeting or not – are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting. Stockholders who have sent in proxies, or submitted a proxy via telephone or internet, do not need to take any further action. A list of registered stockholders will be available to stockholders participating in the virtual Annual Meeting at www.virtualshareholdermeeting.com/USWS2020.

By order of the Board of Directors,

David L. Treadwell

Chairman of the Board of Directors

May 6, 2020

Important Notice Regarding Access to the Annual Meeting and Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be held on May 27, 2020. The virtual Annual Meeting will be available at www.virtualshareholdermeeting.com/USWS2020. The Notice of Annual Meeting of Stockholders, the Notice of Change of Location of Annual Meeting of Stockholders, our Proxy Statement for the Annual Meeting of Stockholders and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at www.proxyvote.com and at www.virtualshareholdermeeting.com/USWS2020.

U.S. Well Services Announces Change to Hold Virtual-Only Annual Meeting of Stockholders

Virtual Meeting Date:	Wednesday, May 27, 2020
Virtual Meeting Time:	10:00 a.m. Central Time
Virtual Meeting Location:	www.virtualshareholdermeeting.com/USWS2020

HOUSTON, May 6, 2020 (GLOBE NEWSWIRE) - - U.S. Well Services, Inc. (Nasdaq: USWS) today announced that due to increasing public health concerns posed by the COVID-19 pandemic and out of concern for the health and well-being of U.S. Well Services, Inc.’s stockholders and employees, the location of U.S. Well Services, Inc.’s annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, May 27, 2020 at 10:00 a.m. Central Time, has been changed. The Annual Meeting will be held solely by means of remote communication in an audio-only virtual meeting format. Stockholders will not be able to attend the Annual Meeting in person this year. The date and time of the Annual Meeting have not changed. The only items of business are the same as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement previously mailed or made available to stockholders. No presentations are planned.

As described in the proxy materials, stockholders of record as of the close of business on April 3, 2020 (the record date for the Annual Meeting) or holders of a legal proxy for the Annual Meeting provided by a bank, broker or other nominee, are entitled to access and participate in the virtual Annual Meeting, including asking questions, examining the list of registered stockholders and voting their shares.

To attend and participate in the virtual Annual Meeting, stockholders must use the following link: www.virtualshareholdermeeting.com/USWS2020 and enter the 16-digit control number found on the proxy card, voting instruction form, or notice previously provided. Those without a 16-digit control number will be admitted to the virtual Annual Meeting as guests, but guests will not have the ability to vote or otherwise participate at the virtual Annual Meeting.

All stockholders – whether attending the virtual Annual Meeting or not – are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting. Stockholders who have sent in proxies, or submitted a proxy via telephone or internet, do not need to take any further action. A list of registered stockholders will be available to stockholders participating in the virtual Annual Meeting at www.virtualshareholdermeeting.com/USWS2020.

For further information, please refer to U.S. Well Services, Inc.’s Notice of Meeting of Stockholders and Proxy Statement, filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2020, as well as the additional proxy materials filed with the SEC on May 6, 2020, each of which can also be accessed under “Investor Relations/Annual Reports & Proxies” on our website at www.uswellservices.com.

About U.S. Well Services, Inc.

U.S. Well Services, Inc. is a leading provider of hydraulic fracturing services and a market leader in electric fracture stimulation. The Company’s patented electric frac technology provides one of the first fully electric, mobile well stimulation systems powered by locally-supplied natural gas, including field gas sourced directly from the wellhead. The Company’s electric frac technology dramatically decreases emissions and sound pollution while generating exceptional operational efficiencies, including significant customer fuel cost savings versus conventional diesel fleets. For more information visit: www.uswellservices.com. Information on our website is not part of this release.

Contacts:

U.S. Well Services

Josh Shapiro

Vice President, Finance and Investor Relations

IR@uswellservices.com

Dennard Lascar Investor Relations

Lisa Elliott

(713) 529-6600

USWS@dennardlascar.com

Source: U.S. Well Services, Inc.